UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   September 22,  2003 (September 22, 2003)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

______________________________

Item 9. Item 12.

Regulation FD Disclosure
                 and
Results of Operations and Financial Condition

            The information contained in this Form 8-K is being furnished pursuant to Form 8-K Item 9 “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Condition”.

            On September 22, 2003, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and its fiscal year ended June 30, 2003.  For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated September 22, 2003, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Release”).

            The Earnings Release contains a non-GAAP financial measure, Adjusted EBITDA.  The Company defines Adjusted EBITDA as income before interest expense (net of interest income), income taxes, depreciation, amoritization, minority interests, gain or loss on sale of assets, equity method income or loss and debt extinguishment costs.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the attachments to the Earnings Release of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, net income.

            Further, as additional supplementary financial disclosures related to Regulation G, the Company is hereby providing Adjusted EBITDA and certain other EBITDA-related non-GAAP financial measures (the “Special Non-GAAP Financial Measures”) for certain completed accounting periods, as well as presenting their, respective, most directly comparable GAAP financial measures and the required reconciliations (the “Supplementary Financial Disclosures”).  The Supplementary Financial Disclosures are attached hereto as Exhibit 99.2 and the provisions of such Exhibit 99.2 are incorporated by reference herein.

            Management believes that Adjusted EBITDA and the Special Non-GAAP Financial Measures provide useful information about the Company’s financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the health care industry, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate hospital performance, a company’s leverage capacity and ability to meet its debt service.  Adjusted EBITDA eliminates the uneven effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting.  Adjusted EBITDA also eliminates the effects of changes in interest rates which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance. Adjusted EBITDA is also used by the Company’s management to measure performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance.  The Special Non-GAAP Financial Measures are also used by the Company’s management and the lenders under the Company’s principal bank credit facility to determine compliance with covenants set forth in such credit facility and to determine the interest rate applicable to revolving loans under the facility.

            The information in this Form 8-K and the Exhibits attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Exchange Act or under the Securities Act of 1933, as amended, except as shall be set forth in a specific reference in such a filing.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   September 22, 2003                                       VANGUARD HEALTH SYSTEMS, INC.
                                                                                                            (Registrant)

                                                                                    BY: /s/ Ronald P. Soltman
                                                                                           Ronald P. Soltman
                                                                                           Executive Vice President

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release of Vanguard Health Systems, Inc. dated September 22, 2003 announcing fourth quarter and fiscal year-end operating results.

99.2	Supplementary Financial Disclosures relating to Regulation G.